UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2009

EXTERRAN HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-33666	74-3204509
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16666 Northchase Drive Houston, Texas	77060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 836-7000

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On June 4, 2009, Exterran Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Capital Markets, LLC and Credit Suisse Securities (USA) LLC, as representatives of the underwriters named therein (collectively, the “Underwriters”), in connection with the registered underwritten public offering (the “Offering”) of $325 million principal amount of the Company’s 4.25% Convertible Senior Notes due 2014 (the “Notes”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional $48,750,000 principal amount of the Notes to cover over-allotments, if any. The Notes will be governed by an Indenture and a Supplemental Indenture to be entered into by and between the Company and Wells Fargo Bank, National Association, as Trustee.

The Offering is being made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-159718) and a prospectus supplement thereto dated June 5, 2009.

The description of the Underwriting Agreement in this Current Report is a summary only and is qualified in its entirety by reference to the terms of the Underwriting Agreement, a copy of which is included as Exhibit 1.1 hereto and incorporated herein by reference.

Convertible Note Hedge and Warrant Transactions

In connection with the Offering, on June 4, 2009, the Company entered into (i) convertible note hedge transactions (the “Convertible Note Hedge Transactions”) with each of J.P. Morgan Chase Bank, National Association, London Branch, Bank of America, N.A, Wachovia Bank, National Association and Credit Suisse International, all of whom are affiliates of representatives of the Underwriters (together, the “Hedge Counterparties”) and (ii) warrant transactions with the Hedge Counterparties (the “Warrant Transactions”). The Company used approximately $36.3 million of the net proceeds from the Offering to fund the cost of the Convertible Note Hedge Transactions (after the cost of such transactions was partially offset by the proceeds from the Warrant Transactions). If the Underwriters exercise their over-allotment option to purchase additional Notes, the Company will not enter into additional convertible note hedge or warrant transactions.

The Convertible Note Hedge Transactions cover, subject to anti-dilution adjustments substantially similar to the Notes, approximately 14.04 million shares of the Company’s common stock underlying the Notes. Under the Warrant Transactions, the Company has sold to the Hedge Counterparties warrants to purchase, subject to customary anti-dilution adjustments, up to approximately 14.04 million shares of the Company’s common stock.

The Convertible Note Hedge Transactions are expected generally to reduce the potential dilution upon conversion of the Notes in the event that the market price per share of the Company’s common stock, as measured under the terms of the Convertible Note Hedge Transactions, is greater than the strike price of the Convertible Note Hedge Transactions, which initially corresponds to the conversion price of the Notes and is subject to anti-dilution adjustments substantially similar to those applicable to the conversion rate of the Notes. If, however, the market price per share of the Company’s common stock, as measured under the terms of the Warrant Transactions, exceeds the strike price of the warrants, or if the Convertible Note Hedge Transactions cover fewer than the full number of shares of the common stock underlying the Notes, there would nevertheless be dilution.

The description of the Convertible Note Hedge Transactions and the Warrant Transactions in this Current Report is a summary only and is qualified in its entirety by reference to the text of the related agreements, which are included as Exhibits 10.1 – 10.8 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement, dated June 4, 2009, by and among Exterran Holdings, Inc. and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Capital Markets, LLC and Credit Suisse Securities (USA) LLC, as representatives of the underwriters named therein.
4.1	Form of Senior Indenture (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-3 (Registration No. 333-159718)).
5.1	Opinion of Baker Botts L.L.P.
8.1	Opinion of Baker Botts L.L.P.
10.1	Call Option Transaction Confirmation, dated June 4, 2009, between Exterran Holdings, Inc. and J.P. Morgan Chase Bank, National Association, London Branch, as dealer.
10.2	Call Option Transaction Confirmation, dated June 4, 2009, between Exterran Holdings, Inc. and Bank of America, N.A., as dealer.
10.3	Call Option Transaction Confirmation, dated June 4, 2009, between Exterran Holdings, Inc. and Wachovia Bank, National Association, as dealer.
10.4	Call Option Transaction Confirmation, dated June 4, 2009, between Exterran Holdings, Inc. and Credit Suisse International, as dealer.
10.5	Warrants Confirmation, dated June 4, 2009, between Exterran Holdings, Inc. and J.P. Morgan Chase Bank, National Association, London Branch, as dealer.
10.6	Warrants Confirmation, dated June 4, 2009, between Exterran Holdings, Inc. and Bank of America, N.A., as dealer.
10.7	Warrants Confirmation, dated June 4, 2009, between Exterran Holdings, Inc. and Wachovia Bank, National Association, as dealer.
10.8	Warrants Confirmation, dated June 4, 2009, between Exterran Holdings, Inc. and Credit Suisse International, as dealer.
12.1	Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).
23.2	Consent of Baker Botts L.L.P. (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN HOLDINGS, INC.

Date: June 10, 2009	By:	/s/ J. Michael Anderson

J. Michael Anderson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibits	Description
1.1	Underwriting Agreement, dated June 4, 2009, by and among Exterran Holdings, Inc. and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Capital Markets, LLC and Credit Suisse Securities (USA) LLC, as representatives of the underwriters named therein.
4.1	Form of Senior Indenture (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-3 (Registration No. 333-159718)).
5.1	Opinion of Baker Botts L.L.P.
8.1	Opinion of Baker Botts L.L.P.
10.1	Call Option Transaction Confirmation, dated June 4, 2009, between Exterran Holdings, Inc. and J.P. Morgan Chase Bank, National Association, London Branch, as dealer.
10.2	Call Option Transaction Confirmation, dated June 4, 2009, between Exterran Holdings, Inc. and Bank of America, N.A., as dealer.
10.3	Call Option Transaction Confirmation, dated June 4, 2009, between Exterran Holdings, Inc. and Wachovia Bank, National Association, as dealer.
10.4	Call Option Transaction Confirmation, dated June 4, 2009, between Exterran Holdings, Inc. and Credit Suisse International, as dealer.
10.5	Warrants Confirmation, dated June 4, 2009, between Exterran Holdings, Inc. and J.P. Morgan Chase Bank, National Association, London Branch, as dealer.
10.6	Warrants Confirmation, dated June 4, 2009, between Exterran Holdings, Inc. and Bank of America, N.A., as dealer.
10.7	Warrants Confirmation, dated June 4, 2009, between Exterran Holdings, Inc. and Wachovia Bank, National Association, as dealer.
10.8	Warrants Confirmation, dated June 4, 2009, between Exterran Holdings, Inc. and Credit Suisse International, as dealer.
12.1	Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).
23.2	Consent of Baker Botts L.L.P. (included in Exhibit 8.1).